Investor Presentation June 2025

This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements. It is important to note that actual results could differ materially from those discussed in such forward-looking statements. Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the Company or the SEC. These filings are also available through the Company’s web site at http://www.patenergy.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement. Reconciliation of Non-GAAP Financial Measures Statements made in this presentation include non-U.S. GAAP financial measures. The required reconciliations to U.S. GAAP financial measures are included on our website and/or at the end of this presentation. Forward Looking Statements & Disclosures

Business Activity Update For purposes of the shareholder return target, the Company defines adjusted free cash flow as net cash provided by operating activities less capital expenditures plus proceeds from asset sales. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors. Drilling Services Segment ▪ Averaged 106 rigs in the United States through the first two months of the second quarter of 2025 ▪ Currently operating 100 rigs in the United States and expect to exit the second quarter of 2025 slightly below current activity Completion Services Segment ▪ Seeing increased white space in the second quarter of 2025 relative to April 2025 guidance, resulting from some expected jobs being delayed ▪ Still see high utilization of our natural gas-powered assets, including our 100% natural gas-powered Emerald fleets and Tier IV dual fuel General Business Update ▪ Nearly all activity reductions have been in the Permian Basin in response to current commodity prices ▪ Natural gas directed activity has been steady relative to April 2025 earnings update ▪ Still expect to see stronger adjusted free cash flow in the second half of 2025 compared to the first half of 2025 ▪ Retain flexibility in our cost structure, including capital expenditure budget, for the remainder of 2025

Differentiated operating capability with premier Drilling and Completions franchise Integrated service offerings improve well delivery for customers and create value for investors Predictable capital allocation strategy Capital expenditures can be scaled with activity; Expect to return at least 50% of adjusted FCF to investors Focus on optimizing resources and maximizing margins Aim to streamline processes to deliver the most cost-effective solutions Strong capital structure No Senior Note maturities until 2028; Investment Grade credit rating at all 3 major rating agencies Executive Summary High-quality asset base with strong utilization on top-tier assets Tier-1 drilling rigs and natural gas-powered frac assets are preferred by customers given differentiated performance For purposes of the shareholder return target, the Company defines adjusted free cash flow as net cash provided by operating activities less capital expenditures plus proceeds from asset sales. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors.

Who We Are

Patterson-UTI | Company Overview

Building an Integrated OFS Company

Drilling Services

PATTERSON-UTI DRILLING COMPANY LLC | MS Directional | Superior QC | CURRENT POWER | WARRIOR


APEX® Drilling Fleet


Directional Drilling


Wellbore Navigation


Electronics Manufacturing


Drilling Technology

135
Tier-1 Super-Spec Drilling Rigs[1]

Completion Services

NEXTIER


Hydraulic Fracturing


Wireline Operations


Natural Gas Fueling


Oilfield Logistics


Cementing

2.9
Million Hydraulic Horsepower[1]

Drilling Products

ULTERRA


Torque Control Bits


High-Flow Rate Bits


Vibration-Dampening Bits


High Efficiency Bits


Downhole Tools

~30%
Drilling Products Revenue from Non-U.S.[2]

Other business includes Patterson Petroleum. [1]Reflects deployed and idle equipment capacity during the second quarter of 2025.
[2]Drilling Products revenue from reported non-U.S. operations from close of Ulterra acquisition through March 31, 2025.

PATTERSON-UTI

Market Leading Presence Among the Largest E&Ps Roughly 60% of Patterson-UTI's revenue is generated from the 15 most active E&Ps 1Rig count is based on U.S. onshore activity as of 5/16/2025. Source: Enverus 2Based on LTM 3/31/2025 total company revenue 15 Most Active E&Ps 0% 20% 40% 60% 15 Most Active U.S. Operators Share of the US Rig Count1 15 Most Active U.S. Operators Share of PTEN Revenue2 Operator Alignment Strong Revenue Share from the most active E&Ps Patterson-UTI is strategically aligned with the most active E&Ps in the Lower 48, supporting free cash flow and returns

Patterson-UTI Business Overview

Diversified Cash Flow Across Drilling and Completions Markets 1Other business includes Patterson Petroleum and legacy Great Plains Oilfield Rental which was divested in April 2025. Cash flow driven by drilling services and products and completions services Patterson-UTI Company Profile Adjusted Gross Profit as a % of Company Total Last Twelve Months Through 1Q25 Drilling ServicesCompletion Services Drilling Products Other 2% 50% 12% 36% 1 Patterson-UTI is a leader across both the Drilling and Completions markets with a diversified stream of cash flow

Drilling Products & Services: DRIVING DRILL ING EFFICIENCY TO DEL IVER RESULTS Annualized Lateral Footage Drilled by Rig Type3 Company Estimates for a Representative Delaware Basin Drilling Scenario Market Outperformance 1Q25 vs. 1Q23 Actual for Active Rigs and Adjusted Gross Profit per Day 0 150,000 300,000 450,000 Industry Typical Tier 1 Super Spec Rig Tier 1 Super Spec Rig w/ PTEN Premium Performance Platform Drilling Services | Delivering Operating Outperformance 1Market Share defined as active Patterson-UTI rigs as a percentage of the Baker Hughes rig count for US Land. 2Peer Group Includes: PTEN Drilling Services, H&P North America Solutions, Nabors Industries Lower 48, Precision US Contract Drilling. 3Tier-1 Super Spec rigs are ≥1,500 HP, AC-powered, with ≥750,000-pound hookload, 7,500-psi system, pad-capable, plus a third mud pump and raised drawworks. PTEN Premium Performance Platform integrates contractor-owned automation and digital analytics, proprietary processes for continuous improvement, and structured personnel development systems. 2% -3% 3% -12% Patterson-UTI Drilling Peer Average Change in Market Share Change in Adjusted Gross Profit per Day 2 1

Drilling Services | Reliable cash generation Adjusted EBITDA1 minus Capital Expenditures per Active U.S. Rig Patterson-UTI Drilling Services Segment, ($, millions) Cash generation at our Drilling Services segment serves as a foundation for PTEN's Free Cash Flow 1Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) is not defined by accounting principles generally accepted in the United States of America (“GAAP”). We define Adjusted EBITDA as net income (loss) plus income tax expense, net interest expense, depreciation, depletion, amortization and impairment expense (including impairment of goodwill) and merger and integration expense. For a reconciliation of Adjusted EBITDA less Capital Expenditures, please see the tables in the appendix. $3.6 $3.7 $3.8 124 112 108 2023 2024 LTM 1Q25 Patterson-UTI Average Active Rig Count Performance Drilling ▪ Cash generation per active U.S. rig has remained steady ▪ Capital Expenditures can be scaled to align with the opportunity set, with lower maintenance and upgrade capital expected in 2025 ▪ Drilling Services performance has remained steady relative to the peer group given high- quality assets and technology advantages Patterson-UTI’s Drilling Services segment is expected to deliver strong cash generation in 2025

Completion Services | Industry premium asset utilization is high

Premium natural gas-powered assets are in high demand, and about 80% of our active fleet can be powered by natural gas

Industry HHP Utilization Rate by Engine Type[1]

Active Industry HHP, U.S. Land, 2Q 2025 Estimate


High Utilization for Premium Natural Gas-Powered Assets
100%
50%
0%
Electric and Natural Gas Direct-Drive
Tier 4 Dual Fuel

Natural gas-powered assets remain highly-utilized

- There is limited capacity to increase activity of premium natural gas-powered assets, with high utilization even as total industry fleet count has declined
- Given current commodity prices, there is a wide cost advantage to using natural gas to power frac fleets
- 100% natural gas-powered plus Tier 4 dual fuel comprise roughly half of industry activity

Current idle capacity is largely diesel and less efficient dual fuel

- Industry idle capacity has higher operating and capital costs with limited remaining useful life
- Patterson-UTI is no longer investing in Tier 2 diesel assets and retired and decommissioned ~500k diesel HHP since the start of 2024; we expect to continue retiring older diesel assets

NexTier's Emerald™ fleet features the latest natural gas-fueled technology, digitally-enabled for performance

EMERALD™



100% Natural Gas Emerald™ Frac Pump

[1]Patterson-UTI Estimates

PATTERSON-UTI

Completion Services | Cost advantage drives asset differentiation Estimated U.S. Shale Industry Frac Fleet Market Bifurcation1 Fleet type vs. cost of fueling for a representative U.S. Land fleet 1Patterson-UTI Estimates. Annual cost of fueling assumes $2.75 per gallon of diesel fuel and $3.25 per mmbtu of natural gas, plus fuel logistics and handling costs, assumes 70% diesel displacement for Tier 4 Dual Fuel and 50% for Tier 2 Dual Fuel. 2Capital cost of power generation assumes 35 mW of power generation for an electric frac fleet with a capital cost of $1 million per mW with a 3.5-year payback Industry capital cost of power generation gives Tier 4 Dual Fuel a slight cost advantage over Electric Direct Drive Electric Tier 4 Dual-Fuel Tier 2 Dual-Fuel Conventional Diesel $0 $10 $20 $30 $40 A n n u a l C o s t o f F u e li n g ( m il li o n s ) Patterson-UTI Capacity by Engine Type Fuel Cost Savings Potentia l Market Demand Total Industry Capacity by Engine Type Capital Cost of Power Generation2 if no Grid Power availability Frac Market Bifurcation ▪ Tier 4 Dual Fuel fleets are a leading technology to minimize costs, balancing fuel savings without additional power generation capital investment ▪ Electric fleets offer greater natural gas substitution potential but face higher capital costs due to additional power generation equipment ▪ Legacy Diesel fleets have higher operating costs, facing significant pressure from modern natural gas-enabled solutions Significant fuel cost arbitrage provides platform for sustained demand for Patterson- UTI’s premium natural gas-fueled equipment

Drilling Products | Outpacing industry activity Rapid deployment of incremental design improvements create a demonstrable & sustainable advantage 1On August 14, 2023, we formed our drilling products segment through the acquisition of Ulterra Drilling Technologies. The table includes revenue and activity that predates the close of that acquisition, which presents the information as if the acquisition occurred on January 1, 2023. 2Enverus U.S. Active Rigs Drill Bit Outperformance More than just drill bits: Downhole tools and new product innovation revenue more than doubled in 2024 ▪ Rapid Innovation and Customization: Ulterra leverages proprietary software to analyze drilling data and optimize product performance, resulting in consistent market outperformance ▪ Realizing Operational Synergies: Drilling Products market share on PTEN operated rigs is up more than 10% since we closed the acquisition ▪ International Growth Potential: Drilling Products 3- year international revenue CAGR of 20+% through 2024 0 100 200 300 400 500 600 700 800 900 $0 $15,000 $30,000 $45,000 $60,000 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Pro Forma1 Drilling Products Segment Pro Forma1 U.S. Revenue per U.S. Industry Rig per Month U.S. Active Rigs U.S. Drilling Rig Count2

Patterson-UTI Enterprise | Strong and Consistent FCF Generation

Wellsite Efficiency Delivered *with* Capital Efficiency

Delivering Consistent Free Cash Flow Generation

Patterson-UTI Enterprise



Adjusted EBITDA minus Capex as a % of Revenue
Adjusted FCF Conversion
38%
44%
40%
9%
10%
9%
2019-2023
2024
LTM 1Q25

Patterson-UTI has benefited in the era of improving U.S. shale capital efficiency

- A key contributor to improved U.S. shale drilling and completion efficiency—improving customer returns while also delivering strong adjusted FCF for investors
- Patterson-UTI has benefited from lower capital intensity, resulting in steady FCF generation
- Patterson-UTI has seen steady FCF metrics through technology improvements and relative market outperformance

The Company defines adjusted free cash flow as net cash provided by operating activities less capital expenditures plus proceeds from asset sales. Adjusted FCF conversion is defined as adjusted FCF as a percent of adjusted EBITDA

PATTERSON-UTI

Operational Excellence Efficiency Amplified by Integration

Harnessing Data to Enable Higher Impact Drilling & Completion Operations DRILLING COMPLETIONS POWERDIG ITAL INTEGRATION Patterson-UTI creates sustainable value with our end-to-end digital integration and data-driven optimization strategy Simplify workflows to increase scalability of the workforce Access to high quality, consistent and real-time data to run remote operations Edge processing for AI/ML deployments and job management Reduce third party costs, processing, and reliance Integrate Critical Applications Streamline Digital Products Quality Data for Operations Automation-Enabled Decisions Delivering powerful digital integration throughout the Drilling & Completion operations lifecycle

DIGITAL INTEGRATION | DRILLING | COMPLETIONS | POWER

Integration Advantage: Drilling Services and Products

Patterson-UTI's **integrated** drilling platform can improve drilling days on pad, creating value for our customers and an opportunity for a performance-based returns premium for our investors.

Digitally enabled by:

PTEN™ PERFORMANCE CENTER


NexTier
NexTier
ECOcell

Fully integrated throughout the drill site

- **Drill Bits** | Ulterra
  Leading provider of PDC drill bits in North America
- **Directional Services** | MS Directional
  Directional drilling, MWD, well planning and downhole motors
- **Survey Correction** | Superior QC
  Leader in survey management technology and wellbore placement
- **Contract Drilling** | Patterson-UTI Drilling
  Diverse rig fleet complete with innovative software solutions
- **Rig Equipment Design and Manufacturing** | Warrior
  Design and manufacture advanced pipe-handling equipment
- **Controls and Energy Management** | Current Power
  Engineer electrical and automation equipment
- **Natural Gas Fueling, Well Cementing** | NexTier
  Integrated solutions unlocked through merger
- **Power Generation** | Patterson-UTI
  >1gW of mobile power generation capacity across our rig fleet

PATTERSON-UTI

DIGITAL INTEGRATION | DRILLING | COMPLETIONS | POWER

Integration Advantage: Completions Services

Patterson-UTI **integrates** industry-leading equipment and technology at scale to deliver unique completions value to the wellsite and improve performance per fleet for our investors.

Digitally enabled by:

PTEN™ PERFORMANCE CENTER



Fully integrated throughout the completions site

Natural Gas-Enabled Frac Fleet
Leading fleet of Tier 4 dual fuel and 100% natural gas equipment

Wireline Plug, Perforate, and Pump Down Service
Integrated and digitally controlled to enable operations efficiency

Proppant Storage and Handling
Maximum volume, precision blending

Last-Mile Logistics
Automation-enabled to lower landed cost, leveraged by scale

Power Generation
Powering >150k HHP of electric frac with 100% natural gas

Compressed Natural Gas Fueling
Highest volume capability for optimum displacement

Field Gas Conditioning
Intelligent blending to maximize fuel cost savings

Engineering Solutions
Create better completion designs for better wells

PATTERSON-UTI

Natural Gas Fueling Mobile energy is a core competency of the company, positioning PTEN to benefit from the next generation of the oilfield Pos i t ioned for Growth Alongs ide Growing Demand for Natural Gas Fuel ing ▪ Industry-Leading Scale and Reliability: Largest integrated natural gas fueling provider, delivering >180,000 DGE daily with >99% uptime ▪ Comprehensive Fleet Coverage: 130+ CNG trailers and iFGS field gas solutions supporting up to ~2M HHP in gas solutions for both integrated and third-party service 0 100 200 300 2022 2023 2024 2025E 100% Gas T4 DF T2 DF Industry Growth in Natural Gas Fuel Demand Completions Market, U.S. Land Natural Gas-Enabled Fleets, Mmbtu (millions) 401 765 Natural Gas-Enabled Conventional Fuel Patterson-UTI Mobile Power Generation Experience Megawatts Long His tory of Support ing the E lect r i f icat ion of the Oi l f ie ld ▪ Proven Power Generation Expertise: Over 1 gW of mobile power generated historically, with more than 30% natural gas-enabled capacity ▪ Diverse Market Applications: Supporting power needs across drilling rigs (~4 mW per rig) and electric completions fleets (~35 mW per electric frac fleet) Provid ing Innovat ive Power & Automation Solut ions for Ef f ic ient , Susta inable Operat ions ▪ Harnessing Utility Power: High-line substation skids and EcoCell® battery systems integrate utility power with on-site operations, delivering reliable and flexible energy solutions ▪ Advanced Power Management: GridAssist® seamlessly integrates utility power, batteries, and generators to optimize energy delivery and efficiency Advanced Electrification Infrastructure PORTABLE UTILITY SUBSTATIONS MULTI-SOURCE POWER STATIONS BATTERY ENERGY STORAGE SYSTEMS Integration Advantage: Power Services Power Generation Electronic Power Systems and Controls DRILLING COMPLETIONS POWERDIGITAL INTEGRATION

Capital Allocation Framework

Organic Investing Strategy Targets Strong FCF Conversion Invest to protect and extend our operational advantage Strategic Allocation Target strategic high-return investments that drive returns accretion for PTEN shareholders Maximize Long -Term Free Cash F low Winning Foundation Allocation Strategy Strong Balance Sheet Investment Grade Credit Rating; Low Leverage and Strong Liquidity; No Senior Note maturities until 2028 Repeatable Shareholder Return Program Expect to return at least 50% of adjusted Free Cash Flow annually to shareholders1 through dividends and repurchases Capital Allocation Framework Maximize Shareholder Value and Financial Returns 1For purposes of the shareholder return target, the Company defines adjusted free cash flow as net cash provided by operating activities less capital expenditures plus proceeds from asset sales. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors

TOTAL LIQUIDITY $723 M Includes cash and revolver as of 3/31/2025 LOW LEVERAGE 1 X Net Debt as of 3/31/2025 to LTM Adjusted EBITDA CASH BALANCE $225 M Cash Position as of 3/31/2025 INTEREST COVERAGE 16 X LTM 3/31/2025 Adjusted EBITDA to Net Interest Expense NEAREST SENIOR NOTE MATURITY 2028 CREDIT RATING Investment Grade Moody's, S&P, and Fitch Investment Grade Capital Structure Financially Positioned for Through-Cycle Resilience

Deliver a Repeatable Shareholder Return Program For purposes of the shareholder return target, the Company defines adjusted free cash flow as net cash provided by operating activities less capital expenditures plus proceeds from asset sales. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors. Patterson-UTI targets returning at least 50% of its adjusted Free Cash Flow to shareholders annually through the cycle ▪ For 2024 we exceeded our shareholder return target of 50% of our adjusted free cash flow – returned more than $417 million to shareholders ▪ PTEN will have paid an $0.08 per share quarterly dividend for eleven consecutive quarters including June 2025 dividend ▪ We plan to remain flexible with our method of distribution over time to maximize shareholder value

Shareholder Returns as a % of Current Market Cap Last 12 Months through 3/31/2025. Includes Dividends and Share Repurchases Shareholder Returns as a % of Current Market Cap Includes Dividends and Share Repurchases 1Peer group includes OFS comps ACDC, BKR, HAL, LBRT, NBR, PDS, PUMP, and SLB. Peer data sourced from company SEC fiings, Market Cap data sourced from Bloomberg as of 5/30/2025. Peer Leading Combination of Shareholder Returns with De-Leveraging 16% 12% 11% 9% 9% 6% 4% 0% 0% PTEN Peer A Peer B Peer C Peer D Peer E Peer F Peer G Peer H % Change i Net Debt, C pital Leases, and Operating Leases Last 12 Months through 3/31/2025 -16% -14% -13% -7% -2% 12% 15% 16% 27% Peer F Peer A Peer E PTEN Peer D Peer G Peer H Peer B Peer C

Sustainability as a Strategy Our Vision: To safely and responsibly help provide the world with oil and gas for the products that make peoples’ lives better in a sustainable and profitable manner Find out more in our Sustainability Report at: https://esg.patenergy.com/ Patterson-UTI has demonstrated a resilient commitment to long-term sustainability Our Timeline of Innovation in Sustainability

Reconciliation of Non-GAAP Financial Measures Adjusted Gross Profit Drilling Services Completion Services Drilling Products Other (dollars in thousands) For the Last Twelve Months March 31, 2025 Revenues $ 1,683,097 $ 3,053,868 $ 347,341 $ 63,782 Less direct operating costs (1,005,483) (2,570,257) (189,417) (38,987) Less depreciation, amortization and impairment (470,025) (531,301) (96,304) (24,968) GAAP gross profit 207,589 (47,690) 61,620 (173) Depreciation, amortization and impairment 470,025 531,301 96,304 24,968 Adjusted gross profit1 $ 677,614 $ 483,611 $ 157,924 $ 24,795 (1) We define “Adjusted gross profit” as revenues less direct operating costs (excluding depreciation, depletion, amortization and impairment expense, which does not include impairment of goodwill). Adjusted gross profit is included as a supplemental disclosure because it is a useful indicator of our operating performance.

Reconciliation of Non-GAAP Financial Measures Adjusted EBITDA less Capital Expenditures, Drilling Services (1) Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) is not defined by accounting principles generally accepted in the United States of America (“GAAP”). We define Adjusted EBITDA as net income (loss) plus income tax expense, net interest expense, depreciation, depletion, amortization and impairment expense (including impairment of goodwill) and merger and integration expense. We present Adjusted EBITDA as a supplemental disclosure because we believe it provides to both management and investors additional information with respect to the performance of our fundamental business activities and a comparison of the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be construed as an alternative to the GAAP measure of net income (loss). Our computations of Adjusted EBITDA may not be the same as similarly titled measures of other companies. (dollars in thousands) Three Months Ended March 31, 2025 Twelve Months Ended December 31, 2024 Three Months Ended March 31, 2024 Last Twelve Months March 31, 2025 Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization1 $ 161,286 $ 681,717 $ 181,957 $ 661,046 Less capital expenditures 73,458 264,667 82,793 255,332 $ 87,828 $ 417,050 $ 99,164 $ 405,714

Reconciliation of Non-GAAP Financial Measures (1) Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) is not defined by accounting principles generally accepted in the United States of America (“GAAP”). We define Adjusted EBITDA as net income (loss) plus income tax expense, net interest expense, depreciation, depletion, amortization and impairment expense (including impairment of goodwill) and merger and integration expense. We present Adjusted EBITDA as a supplemental disclosure because we believe it provides to both management and investors additional information with respect to the performance of our fundamental business activities and a comparison of the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be construed as an alternative to the GAAP measure of net income (loss). Our computations of Adjusted EBITDA may not be the same as similarly titled measures of other companies. Leverage Ratio (dollars in thousands) Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization1 Three Months Ended March 31, 2025 Twelve Months Ended December 31, 2024 Three Months Ended March 31, 2024 Net income (loss) $ 1,290 $ (966,399) $ 51,706 Income tax expense (benefit) 1,390 9,453 19,997 Net interest expense 16,233 66,234 16,146 Depreciation, depletion, amortization and impairment 231,866 1,171,873 274,956 Impairment of goodwill - 885,240 - Merger and integration expense 432 33,037 12,233 Adjusted EBITDA $ 251,211 $ 1,199,438 $ 375,038 Last Twelve Months Adjusted EBITDA 1,075,611 March 31, 2025 Debt (excluding deferred financing costs and discounts) $ 1,291,977 Less cash 225,204 Net debt $ 1,066,773 Ratio calculation: Debt-to-Adjusted EBITDA 1.20x Net Debt-to-Adjusted EBITDA 0.99x

Reconciliation of Non-GAAP Financial Measures

Adjusted Free Cash Flow

(dollars in thousands)	Last Twelve Months March 31,	Three Months Ended March 31,		Twelve Months Ended December 31,					
	2025	2025	2024	2024	2023	2022	2021	2020	2019
Adjusted Free Cash Flow [(1)]**:**									
Net cash provided by operating activities	$ 1,017,786	$ 208,141	$ 365,891	$ 1,175,536	$ 1,005,914	$ 566,188	$ 95,496	$ 278,858	$ 696,203
Less capital expenditures	(613,276)	(161,831)	(226,941)	(678,386)	(615,690)	(436,797)	(166,320)	(145,481)	(347,512)
Plus proceeds from disposal of assets	27,785	4,342	2,389	25,832	26,473	26,074	23,339	20,929	45,761
Adjusted free cash flow	$ 432,295	$ 50,652	$ 141,339	$ 522,982	$ 416,697	$ 155,465	$ (47,485)	$ 154,306	$ 394,452
Adjusted EBITDA	$ 1,075,611	$ 251,211	$ 375,038	$ 1,199,438	$ 1,183,345	$ 693,772	$ 183,213	$ 174,468	$ 560,486
Revenue	$ 5,148,088	$ 1,280,537	$ 1,510,360	$ 5,377,911	$ 4,146,456	$ 2,647,592	$ 1,357,081	$ 1,124,249	$ 2,470,685

(1) We define adjusted free cash flow as net cash provided by operating activities less capital expenditures, plus proceeds from disposal of assets. We present adjusted free cash flow as a supplemental disclosure because we believe that it is an important liquidity measure and that it is useful to investors and management as a measure of the company's ability to generate cash flow, after reinvesting in the company, that could be available for financing cash flows, such as dividend payments, share repurchases and/or repurchases of long-term indebtedness. Our computations of adjusted free cash flow may not be the same as similarly titled measures of other companies. Adjusted free cash flow is not intended to represent our residual cash flow available for discretionary expenditures. Adjusted free cash flow is a non-GAAP financial measure that should be considered in addition to, not as a substitute for or superior to, cash flows from operations reported in accordance with GAAP.

PATTERSON-UTI